Exhibit 99.a.(xvi)

THE HARTFORD MUTUAL FUNDS, INC.

ARTICLES SUPPLEMENTARY

THE HARTFORD MUTUAL FUNDS, INC., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (“SDAT”) that:

FIRST:  Pursuant to the authority expressly vested in the Board of Directors (the “Board of Directors”) of the Corporation by Section 2-208 of the Maryland General Corporation Law and the charter (the “Charter”) of the Corporation, the Board of Directors of the Corporation, by resolutions duly adopted at a meeting duly called and held, reclassified all of the shares of common stock, par value $.001 per share (“Common Stock”), of all classes of the series set forth below as shares of Common Stock without further classification or designation, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of undesignated Common Stock as set forth in the Charter.

Series	Shares

The Hartford Equity Growth Allocation Fund	450,000,000

The Hartford Fundamental Growth Fund	500,000,000

The Hartford Global Enhanced Dividend Fund	850,000,000

The Hartford Money Market Fund	5,100,000,000

The Hartford Select SmallCap Value Fund	800,000,000

SECOND:  Pursuant to the authority expressly vested in the Board of Directors of the Corporation by Section 2-208 of the Maryland General Corporation Law and the Charter of the Corporation, the Board of Directors classified 900,000,000 authorized but unissued shares of Common Stock, without further classification or designation as the new series and classes set forth below, the shares of each such class having the preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of a class of a series of Common Stock as set forth in the Charter:

Series	Class	Shares
Hartford Duration-Hedged Strategic Income Fund	Class A shares	125,000,000
	Class C shares	75,000,000
	Class I shares	50,000,000
	Class Y shares	50,000,000

Series	Class	Shares
	Class R3 shares	50,000,000
	Class R4 shares	50,000,000
	Class R5 shares	50,000,000

Hartford Real Total Return Fund	Class A shares	125,000,000
	Class C shares	75,000,000
	Class I shares	50,000,000
	Class Y shares	50,000,000
	Class R3 shares	50,000,000
	Class R4 shares	50,000,000
	Class R5 shares	50,000,000

THIRD:  Pursuant to the authority expressly vested in the Board of Directors of the Corporation by Section 2-208 of the Maryland General Corporation Law and the Charter of the Corporation, the Board of Directors classified 50,000,000 authorized but unissued shares of Common Stock, without further classification or designation as existing series and classes of the Corporation, consisting of the series and classes as set forth below, the shares of each such class having the preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of a class of a series of Common Stock as set forth in the Charter:

Series	Class	Shares
The Hartford Equity Income Fund	Class A shares	50,000,000

FOURTH:  Immediately after these Articles Supplementary are accepted for record by the SDAT, the total number of authorized shares of Common Stock is 49,860,000,000, of which  9,955,000,000 are shares of Common Stock without further classification or designation and  39,905,000,000 are shares of Common Stock classified and designated as follows:

SERIES AND CLASS	NUMBER OF SHARES

The Hartford Balanced Fund
Class A	375,000,000
Class B	175,000,000
Class C	110,000,000
Class Y	100,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Balanced Allocation Fund
Class A	100,000,000
Class B	50,000,000
Class C	50,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Balanced Income Fund
Class A	400,000,000
Class B	200,000,000
Class C	400,000,000
Class I	100,000,000
Class Y	200,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Capital Appreciation Fund
Class A	570,000,000
Class B	175,000,000
Class C	220,000,000
Class I	400,000,000
Class Y	100,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Capital Appreciation II Fund
Class A	200,000,000
Class B	200,000,000
Class C	200,000,000
Class I	50,000,000
Class Y	200,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Checks and Balances Fund
Class A	400,000,000
Class B	200,000,000
Class C	200,000,000
Class I	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Conservative Allocation Fund
Class A	100,000,000
Class B	50,000,000
Class C	50,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Disciplined Equity Fund
Class A	125,000,000
Class B	75,000,000
Class C	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Diversified International Fund
Class A	125,000,000
Class B	75,000,000
Class C	75,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Dividend and Growth Fund
Class A	325,000,000
Class B	75,000,000
Class C	50,000,000
Class I	200,000,000
Class Y	200,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

Hartford Duration-Hedged Strategic Income Fund
Class A	125,000,000
Class C	75,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Emerging Markets Local Debt Fund
Class A	125,000,000
Class C	75,000,000
Class I	50,000,000
Class Y	100,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Emerging Markets Research Fund
Class A	125,000,000
Class C	75,000,000
Class I	50,000,000
Class Y	200,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Equity Income Fund
Class A	175,000,000
Class B	75,000,000
Class C	50,000,000
Class I	100,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Floating Rate Fund
Class A	800,000,000
Class B	200,000,000
Class C	800,000,000
Class I	1,000,000,000
Class Y	200,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Floating Rate High Income Fund
Class A	125,000,000
Class C	75,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Global All-Asset Fund
Class A	250,000,000
Class C	150,000,000
Class I	100,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Global Alpha Fund
Class A	125,000,000
Class C	75,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Global Growth Fund
Class A	125,000,000
Class B	75,000,000
Class C	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Global Real Asset Fund
Class A	125,000,000
Class C	75,000,000
Class I	100,000,000
Class Y	200,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Global Research Fund
Class A	200,000,000
Class B	200,000,000
Class C	200,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Growth Allocation Fund
Class A	100,000,000
Class B	50,000,000
Class C	50,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Healthcare Fund
Class A	125,000,000
Class B	75,000,000
Class C	50,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford High Yield Fund
Class A	125,000,000
Class B	75,000,000
Class C	50,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Inflation Plus Fund
Class A	5,660,000,000
Class B	105,000,000
Class C	180,000,000
Class I	50,000,000
Class Y	100,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford International Growth Fund
Class A	125,000,000
Class B	75,000,000
Class C	50,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford International Opportunities Fund
Class A	125,000,000
Class B	75,000,000
Class C	50,000,000
Class I	50,000,000
Class Y	200,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford International Small Company Fund
Class A	125,000,000
Class B	75,000,000
Class C	50,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford International Value Fund
Class A	125,000,000
Class C	75,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford MidCap Fund
Class A	225,000,000
Class B	75,000,000
Class C	110,000,000
Class I	100,000,000
Class Y	100,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford MidCap Value Fund
Class A	125,000,000
Class B	75,000,000
Class C	50,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Municipal Opportunities Fund
Class A	200,000,000
Class B	200,000,000
Class C	200,000,000
Class I	50,000,000

The Hartford Quality Bond Fund
Class A	125,000,000
Class C	75,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

Hartford Real Total Return Fund
Class A	125,000,000
Class C	75,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Short Duration Fund
Class A	125,000,000
Class B	75,000,000
Class C	50,000,000
Class I	200,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Small Company Fund
Class A	125,000,000
Class B	75,000,000
Class C	50,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Small/MidCap Equity Fund
Class A	200,000,000
Class B	200,000,000
Class C	200,000,000
Class Y	200,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Strategic Income Fund
Class A	200,000,000
Class B	200,000,000
Class C	200,000,000
Class I	50,000,000
Class Y	100,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Target Retirement 2010 Fund
Class A	600,000,000
Class Y	200,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Target Retirement 2015 Fund
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000
Class Y	50,000,000

The Hartford Target Retirement 2020 Fund
Class A	600,000,000
Class Y	200,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Target Retirement 2025 Fund
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000
Class Y	50,000,000

The Hartford Target Retirement 2030 Fund
Class A	600,000,000
Class Y	200,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Target Retirement 2035 Fund
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000
Class Y	50,000,000

The Hartford Target Retirement 2040 Fund
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000
Class Y	50,000,000

The Hartford Target Retirement 2045 Fund
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000
Class Y	50,000,000

The Hartford Target Retirement 2050 Fund
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000
Class Y	50,000,000

The Hartford Total Return Bond Fund
Class A	125,000,000
Class B	75,000,000
Class C	50,000,000
Class I	50,000,000
Class Y	400,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Unconstrained Bond Fund
Class A	125,000,000
Class B	75,000,000
Class C	50,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Value Fund
Class A	125,000,000
Class B	75,000,000
Class C	50,000,000
Class I	50,000,000
Class Y	100,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford World Bond Fund
Class A	125,000,000
Class C	75,000,000
Class I	200,000,000
Class Y	100,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

FIFTH:  The shares of Common Stock described in Articles FIRST, SECOND and THIRD above have been reclassified by the Board of Directors under the authority contained in the Charter.

SIXTH:  These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.  These Articles Supplementary do not increase the total number of authorized shares of stock of the Corporation.

SEVENTH:  The undersigned Vice President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President and attested by its Assistant Secretary as of the 19th day of November, 2013.

ATTEST:	THE HARTFORD MUTUAL FUNDS, INC.

/s/ Alice A. Pellegrino	By:	/s/ Edward P. Macdonald
Alice A. Pellegrino	Edward P. Macdonald
Assistant Secretary	Vice President, Secretary
and Chief Legal Officer